Exhibit 99.1

VBI Vaccines Initiates Restructuring Proceedings Under CCAA to Implement a Review of its Strategic Alternatives

CAMBRIDGE, Mass. (July 30, 2024) – VBI Vaccines Inc. (Nasdaq: VBIV) (VBI), a biopharmaceutical company driven by immunology in the pursuit of powerful prevention and treatment of disease, today announced that the Ontario Superior Court of Justice (Commercial List) (“Court”) has issued an initial order (“Initial Order”) granting the company protection under the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended (“CCAA”). The Initial Order provides for, among other things: (i) a stay of proceeding in favour of VBI, (ii) approval of the DIP Loan (as described below), and (iii) the appointment of Ernst & Young Inc. (“EY”) to serve as monitor (“Monitor”) in the Court during the restructuring (“Restructuring Process”).

The decision to seek creditor protection was made in the best interest of its stakeholders after careful evaluation of VBI’s financial situation and all available alternatives following consultation with its legal and financial advisors. The board of directors of VBI will remain in place and VBI will remain responsible for the sale process under the supervision of the CCAA Court and the general oversight of the Monitor. VBI intends to fund the CCAA process from cash on hand as well as through the authorized interim debtor-in-possession financing (“DIP Loan”) entered into with K2 HealthVentures LLC (“K2HV”), as the secured creditor and DIP lender.

VBI intends to seek approval of a sale and investment solicitation process (“SISP”), which, if approved, would allow interested parties to participate in the process in accordance with the SISP procedure. VBI intends to use this process to build on the work it undertook prior to the filing to identify one or multiple purchasers of its assets on an efficient basis. The SISP, if approved by the CCAA Court, will be administered by VBI, with the assistance of its financial advisor and the Monitor, EY. Additional detail relating to the SISP will be disclosed in due course.

VBI intends to commence a case under Chapter 15 of the United States Bankruptcy Code to seek recognition and enforcement in the United States of the CCAA Court’s orders, and to commence a case under the relevant provisions of the Israeli Insolvency and Economic Rehabilitation Law, 2018 (“Israeli Insolvency Law”), to protect VBI’s subsidiaries and assets located in the United States and Israel, respectively.

The Company has notified Nasdaq of the foregoing and expects its common shares will cease trading on the Nasdaq Capital Market upon such date that Nasdaq determines. The Company expects to cease reporting as a public reporting company.

Stikeman Elliott LLP, Haynes and Boone, LLP, Morris, Nicols, Arsht & Tunnell LLP, and Pearl Cohen Zedek Latzer Baratz are acting as legal advisors to VBI. EY is acting as financial advisor to VBI in connection with the CCAA process and the proposed SISP.

Additional information regarding the CCAA proceeding can be found on the Monitor’s website here, or by contacting the Monitor at vbi.monitor@ca.ey.com or 1-888-338-1764.

About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a biopharmaceutical company driven by immunology in the pursuit of powerful prevention and treatment of disease. Through its innovative approach to virus-like particles (“VLPs”), including a proprietary enveloped VLP (“eVLP”) platform technology and a proprietary mRNA-launched eVLP (“MLE”) platform technology, VBI develops vaccine candidates that mimic the natural presentation of viruses, designed to elicit the innate power of the human immune system. VBI is committed to targeting and overcoming significant infectious diseases, including hepatitis B, coronaviruses, and cytomegalovirus (CMV), as well as aggressive cancers including glioblastoma (GBM). VBI is headquartered in Cambridge, Massachusetts, with research operations in Ottawa, Canada, and a research and manufacturing site in Rehovot, Israel.

Website Home: http://www.vbivaccines.com/

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Investors: http://www.vbivaccines.com/investors/

Cautionary Statement on Forward-looking Information

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). The Company cautions that such forward-looking statements involve risks and uncertainties that may materially affect the Company’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, risks and uncertainties regarding the Company’s ability to successfully complete a sale process under Chapter 15 and/or the CCAA and/or Israeli Insolvency Law; potential adverse effects of the Restructuring Proceedings on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the applicable courts in Canada, US, and Israel, with respect to the motions filed in or in connection with the Restructuring Proceedings; objections to the Company’s sale process, the DIP Loan, or other pleadings filed that could protract the restructuring proceedings; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including the Company’s ability to provide adequate compensation and benefits during the Restructuring Proceedings; the Company’s ability to comply with the restrictions imposed by the DIP Loan and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 15, CCAA filings, and proceedings under the Israeli Insolvency Law; the applicable rulings in the Restructuring Proceedings, including the approval of the DIP Loan, and the outcome of the Restructuring Proceedings generally; the length of time that the Company will operate under Chapter 15, CCAA protection, and protection under the Israeli Insolvency Law, and the continued availability of operating capital during the pendency of the proceedings; risks associated with third party motions in the Restructuring Proceedings and/or under Israeli Insolvency Law, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 15, the CCAA proceedings, and proceedings under Israeli Insolvency Law, and other litigation and inherent risks involved in a bankruptcy process, the Company’s ability to regain and maintain compliance with the listing standards of the Nasdaq Capital Market, the Company’s ability to satisfy all of the conditions to the consummation of the transactions with Brii Biosciences, the Company’s ability to comply with its obligations under its loan agreement with K2 HealthVentures, the impact of general economic, industry or political conditions in the United States or internationally; the impact and continuing effects of the COVID-19 epidemic on our clinical studies, manufacturing, business plan, and the global economy; the ability to successfully manufacture and commercialize PreHevbrio/PreHevbri; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of pipeline candidates and the commercialization of PreHevbrio/PreHevbri; the ability to obtain appropriate or necessary regulatory approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the Company’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the Company’s products. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the SEC and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the SEC on March 13, 2023, and filed with the Canadian security authorities at sedarplus.ca on March 13, 2023, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. All such forward-looking statements made herein are based on our current expectations and we undertake no duty or obligation to update or revise any forward-looking statements for any reason, except as required by law.

VBI Contact

Email: IR@vbivaccines.com